UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): August 5, 2015

AEGERION PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34921	22-2960116
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Main Street, Suite 800

Cambridge, MA 02142

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (617) 500-7867

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 5, 2015, Aegerion Pharmaceuticals, Inc. (the “Company”) issued a press release announcing results for the second fiscal quarter ended June 30, 2015 (the “Press Release”). A copy of the Press Release was furnished as Exhibit 99.1 to a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 5, 2015.

Subsequent to issuance of the Press Release, the Company determined that it had incorrectly calculated the net loss and earnings per common share, each on a GAAP basis, for the three and six month periods ended June 30, 2015, due to an error in the Company’s accounting related to the elimination of intercompany profits attributable to sales of inventory between its consolidated subsidiaries, including the associated exchange rate effect of these transactions. The Company originally reported the GAAP net loss as $(10,714,000) and $(26,539,000) for the three and six month periods ended June 30, 2015, respectively, and the GAAP net loss per common share as $(0.37) and $(0.93) for the three and six month periods ended June 30, 2015, respectively. After correcting the error, the Company’s GAAP net loss was $(11,150,000) and $(26,975,000) for the three and six month periods ended June 30, 2015, respectively, representing an increased net loss of $436,000. Additionally, following the correction, the GAAP net loss per common share was $(0.39) and $(0.94) for the three and six month periods ended June 30, 2015, respectively, an increase of $0.02 and $0.01 for the three and six month periods ended June 30, 2015, respectively.

Attached hereto as Exhibit 99.1 is an amended copy of the financial tables to the Press Release with the corrected net loss and earnings per share information, as well as corresponding adjustments to the reconciliation of GAAP to Non-GAAP financial information. In addition, the correction of the error resulted in certain adjustments to the condensed consolidated balance sheet information as of June 30, 2015, which are reflected in Exhibit 99.1 attached hereto. No other changes were made to the financial tables to the Press Release.

The information in this Form 8-K/A, including Exhibit 99.1, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

The following exhibit shall be deemed to be furnished, and not filed:

99.1	Updated Financial Tables to the Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 17, 2015

AEGERION PHARMACEUTICALS, INC.

By:	/s/ Anne Marie Cook
Name: Anne Marie Cook Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Updated Financial Tables to the Press Release.